Certification Filed as Exhibit 12(b) to Form N-CSR
CERTIFICATION
I, Mark R. Fetting, Chief Executive Officer of Legg Mason Global Trust, Inc. (the “Trust”), certify that, to my knowledge:
1.      The Trust’s periodic report on Form N-CSR for the period ended June 30, 2005 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and
2.      The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

/s/ Mark R. Fetting	August 24, 2005

Mark R. Fetting	Date
President

Certification Filed as Exhibit 12(b) to Form N-CSR
CERTIFICATION
I, Marie K. Karpinski, Chief Financial Officer of Legg Mason Global Trust, Inc. (the “Trust”), certify that, to my knowledge:
1.     The Trust’s periodic report on Form N-CSR for the period ended June 30, 2005 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and
2.     The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Trust.

/s/ Marie K. Karpinski	August 24, 2005

Marie K. Karpinski	Date
Vice President and Treasurer